Exhibit 10.1

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (this “Amendment”) is made and entered into as of August 7, 2024 by and between First Mid Bancshares, Inc., a Delaware corporation (the “Company”), and the Holder listed on the signature page hereto.

RECITALS

WHEREAS, the Company and the Holder entered into that certain Registration Rights Agreement, dated as of February 22, 2021 (the “Agreement”);

WHEREAS, Section 5.4 of the Agreement permits the amendment of the Agreement pursuant to an agreement in writing executed by the Company and Holders holding a majority of the Registrable Securities at such time;

WHEREAS, the Holder listed on the signature page hereto holds a majority of the Registrable Securities as of the date hereof; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE I

AMENDMENT

Section 1.1 The last sentence of Section 3.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as reasonably practicable after such filing and to keep the Registration Statement continuously effective as promptly as practical and in compliance with the Securities Act and usable for resale of Registrable Securities covered thereby from the date of its initial effectiveness (the “Initial Effectiveness Date”) until three (3) years following the date of Amendment No. 1 to this Agreement entered into as of August 7, 2024 (such period, the “Effectiveness Period”); provided, however, that nothing in this Agreement shall require the Company to maintain any Registration Statement once all Registrable Securities may be sold pursuant to Rule 144 without any limitation as to manner-of-sale restrictions or volume limitations.”

ARTICLE II

GENERAL PROVISIONS

Section 2.1 The Agreement is amended, as of the date hereof, by adding, deleting or otherwise modifying the provisions of the Agreement as noted herein. All other provisions of the Agreement remain intact and by signing below, each of the parties hereto reaffirms its agreement to be bound by the terms and conditions of the Agreement (as hereby amended by this Amendment), as applicable. This Amendment is part of the Agreement. Capitalized terms used but not defined in this Amendment shall have the same meanings ascribed to such terms in the Agreement.

Section 2.2 As amended by this Amendment, the Agreement is in all respects ratified and confirmed, and as so amended by this Amendment, the Agreement shall be read, taken and construed as one and the same instrument. Upon the execution of this Amendment, each reference in the Agreement to “this Agreement,” “hereby,” “hereunder,” “herein,” “hereof” or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment. Any and all notices, requests, certificates and other instruments executed and delivered prior to, on or after the date of this Amendment may refer to the Agreement without making specific reference to this Amendment, but nevertheless all references to the Agreement shall be a reference to such document as amended hereby.

Section 2.3 This Amendment may be executed in any number of counterparts (including by electronic means), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

(Next Page is Signature Page)

IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date first written above.

COMPANY:

FIRST MID BANCSHARES, INC.

By: /s/ Joseph R. Dively

Name: Joseph R. Dively

Title: President and Chief Executive Officer

HOLDER:

EPL LINCO Trust, dated December 1, 2015

By: /s/ Elizabeth Paige Laurie

Name: Elizabeth Paige Laurie

Title: Trustee